UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
October 11, 2012
(Date of earliest event reported)
Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

The information in Item 2.03 below is incorporated herein by reference.

Section 2 - Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 11, 2012, Callon Petroleum Company (the "Company") entered into a Master Assignment, Agreement and Amendment No. 1 (the "Assignment Amendment") to the Fourth Amended and Restated Credit Agreement dated June 20, 2012 (the "Credit Agreement") by and among the Company, the "Lenders" described therein and Regions Bank, as the sole administrative agent (the "Administrative Agent").

The Assignment Amendment provides for an increase in the borrowing base from $60 million to $80 million, with the next redetermination of the borrowing base scheduled for March 31, 2013. The Credit Agreement was amended to reflect the addition of Citibank, NA, IBERIABANK, Whitney Bank and OneWest Bank, FSB as participating lenders. Regions Bank continues to serve as Administrative Agent for the facility. In addition, the maturity date of the Credit Agreement was extended to March 15, 2016.

In conjunction with the Assignment Amendment, the Company paid customary arrangement and other related fees to the participating banks.

The Assignment Amendment contains other usual and customary conditions, representations, and warranties. A copy of the Master Assignment, Agreement and Amendment No. 1 to Fourth Amended and Restated Credit Agreement is attached as an exhibit to this report on Form 8-K. The information contained in the Fourth Amendment is incorporated herein by reference as Exhibit 10.1.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On October 15, 2012, the Company issued a press release announcing the completion of a scheduled redetermination under its $200 million revolving credit facility. After review of the Company's mid-year reserves, the borrowing base was increased from $60 million to $80 million. The next redetermination of the borrowing base is scheduled for March 31, 2013. The revolving credit facility was amended to reflect the addition of Citibank, NA, IBERIABANK, Whitney Bank and OneWest Bank, FSB as participating lenders. Regions Bank continues to serve as Administrative Agent for the facility. In addition, the maturity date of the Credit Agreement was extended to March 15, 2016. The press release is included herein as Exhibit 99.1. It shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title of Document

10.1	Master Assignment, Agreement and Amendment No. 1 to Fourth Amended and Restated Credit Agreement dated as of October 11, 2012.

99.1	Press release dated October 15, 2012 announcing amendment to Callon Petroleum Company's revolving credit facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

October 16, 2012	By: /s/ B. F. Weatherly
B.F. Weatherly
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

10.1	Master Assignment, Agreement and Amendment No. 1 to Fourth Amended and Restated Credit Agreement dated as of October 11, 2012.

99.1	Press release dated October 15, 2012 announcing amendment to Callon Petroleum Company's revolving credit facility.